Exhibit 99.2 ManpowerGroup First Quarter Results | April 18, 2019

FORWARD-LOOKING STATEMENT This presentation contains statements, including financial projections, that are forward-looking in nature. These statements are based on management’s current expectations or beliefs, and are subject to known and unknown risks and uncertainties regarding expected future results. Actual results might differ materially from those projected in the forward-looking statements. Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in the ManpowerGroup Inc. Annual Report on Form 10-K dated December 31, 2018, which information is incorporated herein by reference, and such other factors as may be described from time to time in the Company’s SEC filings. Any forward-looking statements in this presentation speak only as of the date hereof. The Company assumes no obligation to update or revise any forward-looking statements. We reference certain non-GAAP financial measures, which we believe provide useful information for investors. We include a reconciliation of these measures, where appropriate, to GAAP on the Investor Relations section of our website at manpowergroup.com. April 2019 2 ManpowerGroup

ManpowerGroup 2019 First Quarter Results Consolidated Financial Highlights As Excluding Reported Restructuring Q1 Financial Highlights Costs(1) 9% 9% Revenue $5.0B 2% CC 2% CC 0 bps 0 bps Gross Margin 16.0% 31% 18% Operating Profit $105M 26% CC 12% CC ($145M excluding restructuring costs) 70 bps 30 bps OP Margin 2.1% (2.9% excluding restructuring costs) 39% 19% EPS $0.88 34% CC 12% CC ($1.39 excluding restructuring costs) (1) Excludes the impact of restructuring costs of $39.8M ($31.4M net of tax) in Q1 2019 and $24.0M ($18.1M net of tax) in Q1 2018. April 2019 3 ManpowerGroup

ManpowerGroup 2019 First Quarter Results EPS Bridge – Q1 vs. Guidance Midpoint +0.01 -0.02 +0.04 +0.01 +0.01 -0.51 $1.39 $1.39 $1.34 $0.88 Q1 Guidance Operational Currency Tax Rate WAS Argentina Reported Restructuring Q1 Reported Midpoint Performance (36.4% vs Translation Excluding Costs 37.0%) Loss Restructuring (including $0.05 Costs of currency) April 2019 4 ManpowerGroup

ManpowerGroup 2019 First Quarter Results Consolidated Gross Margin Change -0.1% +0.1% 16.0% 16.0% Q1 2018 Staffing/Interim Permanent Recruitment Q1 2019 April 2019 5 ManpowerGroup

ManpowerGroup 2019 First Quarter Results Business Line Gross Profit – Q1 2019(1) $805M Growth -11% 4% -4% OCC 14% -5% 0% OCC -7% 61% 2% OCC 21% -9% -6% OCC -9% -3% OCC █ Manpower █ Experis █ ManpowerGroup Solutions █ Right Management █ ManpowerGroup – Total (1) Business line classifications can vary by entity and are subject to change as service requirements change. April 2019 6 ManpowerGroup

ManpowerGroup 2019 First Quarter Results SG&A Expense Bridge – Q1 YoY (in millions of USD) -24.0 731.6 -42.1 +39.8 707.6 699.3 -3.2 -2.8 659.5 Q1 2018 Q1 2018 Q1 2018 Currency Operational Impact of Q1 2019 Q1 2019 Q1 2019 Reported Restructuring Excluding Impact Dispositions Excluding Restructuring Reported Costs Restructuring Restructuring Costs Costs Costs 13.2% 12.8% 13.1% (1) 13.9% % of Revenue % of Revenue % of Revenue % of Revenue (1) This was unfavorably impacted 10 bps due to the effect of currency exchange rates on our business mix. In constant currency, SG&A excluding restructuring costs was 13.0% of Revenue. April 2019 7 ManpowerGroup

ManpowerGroup 2019 First Quarter Results Americas Segment (20% of Revenue) As Excluding Reported Restructuring Q1 Financial Highlights Costs(1) 1% 1% Revenue $1.0B 3% CC 3% CC 27% 16% OUP $31M 26% CC 12% CC 110 bps 60 bps OUP Margin 3.1% (1) Excludes the impact of restructuring costs of $5.1M in Q1 2019 and $0.3M in Q1 2018. Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs. April 2019 8 ManpowerGroup

ManpowerGroup 2019 First Quarter Results Americas – Q1 Revenue Growth YoY % of Segment Average Daily Revenue Revenue Growth - CC -2% US 60% -2% -1% 4% Mexico 14% 7% 8% 8% Canada 7% 13% 13% -7% Other 19% 12% Revenue Growth Revenue Growth - CC April 2019 9 ManpowerGroup

ManpowerGroup 2019 First Quarter Results Southern Europe Segment (42% of Revenue) As Excluding Reported Restructuring Q1 Financial Highlights Costs(1) 9% 9% Revenue $2.1B 2% CC 2% CC 11% 8% OUP $87M 4% CC 1% CC 10 bps 0 bps OUP Margin 4.1% (1) Excludes the impact of restructuring costs of $5.4M in Q1 2019 and $3.1M in Q1 2018. April 2019 10 ManpowerGroup

ManpowerGroup 2019 First Quarter Results Southern Europe – Q1 Revenue Growth YoY % of Segment Average Daily Revenue Revenue Growth - CC -9% France 0% 62% -1% -14% 17% Italy -6% -7% -9% 7% Spain -1% -1% -5% 14% Other 3% Revenue Growth Revenue Growth - CC April 2019 11 ManpowerGroup

ManpowerGroup 2019 First Quarter Results Northern Europe Segment (23% of Revenue) As Excluding Reported Restructuring Q1 Financial Highlights Costs(1) 16% 16% Revenue $1.2B 9% CC 9% CC 96% 47% OUP $1M 95% CC 42% CC 110 bps 100 bps OUP Margin 0.1% (1) Excludes the impact of restructuring costs of $18.7M in Q1 2019 and $20.1M in Q1 2018 April 2019 12 ManpowerGroup

ManpowerGroup 2019 First Quarter Results Northern Europe – Q1 Revenue Growth YoY % of Segment Average Daily Revenue Revenue Growth - CC UK -11% 32% -5% -5% -29% Germany 18% -23% -23% -6% Nordics 1% 21% 4% (1) -28% Netherlands -20% 12% -22% -12% 8% Belgium -6% -5% 9% Other -8% 3% Revenue Growth Revenue Growth - CC (1) On an organic basis, revenue for Netherlands decreased 24% or -18% in constant currency (ADR in organic April 2019 constant currency is -17%). 13 ManpowerGroup

ManpowerGroup 2019 First Quarter Results APME Segment (14% of Revenue) As Excluding Reported Restructuring Q1 Financial Highlights Costs(1) 3% 3% Revenue $700M 2% CC 2% CC 22% 5% OUP $20M 19% CC 0% CC 70 bps 10 bps OUP Margin 2.9% (1) Excludes the impact of restructuring costs of $4.4M in Q1 2019 April 2019 14 ManpowerGroup

ManpowerGroup 2019 First Quarter Results APME – Q1 Revenue Growth YoY Average Daily % of Segment Revenue Growth - CC Revenue 1% 33% Japan 5% 3% -14% 19% Australia/NZ -6% -5% (1) 0% 48% Other 5% Revenue Growth Revenue Growth - CC (1) On an organic basis, revenue for APME Other increased 9% or +14% in constant currency. April 2019 15 ManpowerGroup

ManpowerGroup 2019 First Quarter Results Right Management Segment (1% of Revenue) As Excluding Reported Restructuring Q1 Financial Highlights Costs(1) 8% 8% Revenue $46M 5% CC 5% CC 68% 3% OUP $2M 66% CC 1% CC 840 bps 90 bps OUP Margin 4.5% (1) Excludes the impact of restructuring costs of $4.7M in Q1 2019 and $0.5M in Q1 2018. April 2019 16 ManpowerGroup

ManpowerGroup 2019 First Quarter Results Cash Flow Summary – Q1 (in millions of USD) 2019 2018 Net Earnings 54 97 Non-cash Provisions and Other 68 22 Change in Operating Assets/Liabilities (20) (177) Capital Expenditures (10) (13) Free Cash Flow 92 (71) Change in Debt 3 (4) Acquisitions of Businesses, including Contingent Considerations, net of cash acquired (1) (17) Other Equity Transactions (4) (14) Repurchases of Common Stock (101) (50) Effect of Exchange Rate Changes (18) 14 Other 3 5 Change in Cash (26) (137) April 2019 17 ManpowerGroup

ManpowerGroup 2019 First Quarter Results Balance Sheet Highlights Total Debt (in millions of USD) 1,250 1,000 1,075 1,056 750 948 855 825 Total Debt 500 468 250 483 490 Net Debt (Cash) 227 259 0 -231 125 -250 2014 2015 2016 2017 2018 Q1 2019 Total Debt to Total Capitalization 30% 28% 28% 25% 25% 20% 24% 10% 14% 0% 2014 2015 2016 2017 2018 Q1 2019 April 2019 18 ManpowerGroup

ManpowerGroup 2019 First Quarter Results Debt and Credit Facilities – March 31, 2019 (in millions of USD) Interest Maturity Total Remaining Rate Date Outstanding Available Euro Notes - €500M 1.809% Jun 2026 556 - Euro Notes - €400M 1.913% Sep 2022 447 - (1) Revolving Credit Agreement 3.50% Jun 2023 - 599 (2) Uncommitted lines and Other Various Various 53 266 Total Debt 1,056 865 (1) The $600M agreement requires that we comply with a Leverage Ratio (net Debt-to-EBITDA) of not greater than 3.5 to 1 and a Fixed Charge Coverage Ratio of not less than 1.5 to 1, in addition to other customary restrictive covenants. As defined in the agreement, we had a net Debt-to-EBITDA ratio of 1.03 and a fixed charge coverage ratio of 5.32 as of March 31, 2019. As of March 31, 2019, there were $0.5M of standby letters of credit issued under the agreement. (2) Represents subsidiary uncommitted lines of credit & overdraft facilities, which total $318.9M. Total subsidiary borrowings are limited to $300M due to restrictions in our Revolving Credit Facility, with the exception of Q3 when subsidiary borrowings are limited to $600M. April 2019 19 ManpowerGroup

ManpowerGroup 2019 First Quarter Results Second Quarter 2019 Outlook Revenue Total Down 3-5% (Up/Down 1% CC) Americas Flat/Down 2% (Up 2-4% CC) Southern Europe Up/Down 1% (Up 4-6% CC) Northern Europe Down 12-14% (Down 8-10% CC) APME Down 5-7% (Down 2-4% CC) Right Management Down 6-8% (Down 3-5% CC) Gross Profit Margin 16.1 – 16.3% Operating Profit Margin 3.5 – 3.7% Tax Rate 35.5% EPS $1.96 – $2.04 (unfavorable $0.10 currency) April 2019 20 ManpowerGroup

ManpowerGroup 2019 First Quarter Results Key Take Aways During the first quarter we experienced a stabilization of the economic slowdown in a number of key European markets. Demand for our extensive portfolio of workforce solutions and services across our global footprint provides us with good opportunities for profitable growth going forward. We are accelerating the implementation of world-class front office systems and cloud-based and mobile applications. We are leveraging AI powered chatbots for candidate and associate interactions and digitizing our workforce solutions offerings to achieve a better user experience and lowering transaction costs. Our innovation initiatives also involve leading technology. Examples include our Global Assessment Center of Excellence, our IntelliReach workforce analytics platform and our successful MyPath program upskilling associates to meet client demands for today and tomorrow. April 2019 21 ManpowerGroup